Addendum to Confidential Private Placement Memorandum







                          BLC FINANCIAL SERVICES, INC.

                   9% Convertible Subordinated Notes Due 2003



                  This Addendum, dated August 19, 1999 to the Confidential Private Placement Memorandum (this "Addendum") is supplementary to, and should be read in conjunction with, the Confidential Private Placement Memorandum, dated February 1, 1999 (the "Offering Memorandum"), issued in relation to the issuance of 9% Convertible Subordinated Notes Due 2003 (the "Notes") by BLC Financial Services, Inc. (the "Company"), upon the terms and conditions set forth in the Offering Memorandum, as the same may be amended from time to time. Capitalized terms used herein shall have the meanings ascribed to them in the Offering Memorandum unless otherwise defined in this Addendum.

                  This Addendum modifies, amends, revises and supplements, effective as of August 19, 1999, the following terms and provisions of the Offering Memorandum:

Conversion Price

                  The Conversion Price, as defined and used in the Offering Memorandum, including, without limitation, on the cover page of the Offering Memorandum and in the sections entitled "Summary - The Offering - Optional Redemption" and "Description of the Notes - Optional Conversion", with respect to any Notes of a Holder shall be deemed to be equal to the greater of (i) $
2.75 and (ii) 130% of the average of the Market Price per share for the five Business Days immediately preceding the date of the subscription executed by such Holder for such Notes as accepted by the Company.

Termination Date of Offering

                  The Offering will terminate on December 31, 1999, unless extended by the Company.


Use of Proceeds

                  In addition to the use of proceeds described in the sections entitled "Summary - Use of Proceeds" and "Use of Proceeds", the Company may pay to Sidney Yoskowitz, an amount up to 1% of the gross proceeds to the Company of the Offering, as compensation for services in connection with the Offering.


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Certain Transactions

                  The  following   disclosure  is  included  under  the  section
entitled "Certain Transactions":


                  "Grant of Certain Warrants

                  The Company has granted to Sidney Yoskowitz, as compensation for services in connection with the Offering, warrants to purchase 50,000 shares of Common Stock of the Company at an exercise price of $2.75 per share."


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                  The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998 and Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 1998, December 31, 1998 and March 31, 1999, copies of which have been furnished herewith and have been filed with the Commission (File No-18185), are hereby incorporated by reference in the Offering Memorandum.

                  All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the Offering Memorandum and prior to the termination of the Offer contemplated hereby shall be deemed to be incorporated by reference in the Offering Memorandum and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of the Offering
Memorandum  to  the  extent  that  a  statement   contained  herein  or  in  any
subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Offering Memorandum.

                  The Company will provide without charge to each person to whom a copy of the Offering Memorandum has been delivered, including any beneficial owner, on the written or oral request of such person, a copy of any and all of the documents referred to above which have been or may be incorporated in the Offering Memorandum by reference, other than exhibits to such documents, unless such exhibits are specifically incorporated by reference therein. Requests for such copies should be directed to the Corporate Secretary of BLC Financial Services, Inc. at its principal executive offices, which are located at 645 Madison Avenue, New York, New York 10022 (telephone number (212) 751-5626).

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                  THE NOTES AND THE COMMON STOCK ISSUABLE UPON THEIR  CONVERSION
OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR ENDORSED THE MERITS OF THE OFFERING MADE HEREBY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SECURITIES ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT, REGULATION D THEREUNDER, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO. THE SECURITIES MAY NOT BE TRANSFERRED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  This Addendum does not constitute, and may not be used for the purposes of, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation, and no action is being taken to permit an offering of the Notes of the distributions of this Addendum in any jurisdiction where such action is required.

                  ---------------------------------------------

                          BLC FINANCIAL SERVICES, INC.
                               645 Madison Avenue
                            New York, New York 10022
                                 (212) 751-5626





The date of this Addendum is August 19, 1999


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